                                                            ARTHUR ANDERSEN LLP



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                    -----------------------------------------

As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 33-17207 for Hartford Life Insurance Company Putnam Capital Manager Trust Separate Account on Form N-4.



Hartford, Connecticut                                   /s/ Arthur Andersen LLP
April 11, 2000